   Morgan Stanley Select Dimensions Investment Series Equally-Weighted S&P 500
                                    Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Celgen  11/3/  20,000  $51.60 $1,032,   6,900    0.04%  0.17%   Merril  Merril
   e      06    ,000          000,000                             l        l
Corpor                                                          Lynch    Lynch
 ation                                                          & Co.,
                                                                JPMorg
                                                                 an,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Friedm
                                                                  an
                                                                Billin
                                                                  gs
                                                                Ramsey
                                                                , JMP
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Leerin
                                                                  k
                                                                Swann
                                                                  &
                                                                Compan
                                                                  y,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                Rodman
                                                                  &
                                                                Rensha
                                                                  w,
                                                                Thomas
                                                                Weisel
                                                                Partne
                                                                rs LLC